SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2003

AUSPEX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21432	93-0963660

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Scott Boulevard
Santa Clara, California 95050

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 566-2000

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2

Item 5. Other Events and Regulation FD Disclosure

          On June 13, 2003, the United States Bankruptcy Court for the Northern District of California, San Jose Division (the “Bankruptcy Court”) approved the sale of (1) its issued and pending U.S. and foreign patents and patent applications (the “Purchased Assets” as defined in the Asset Purchase Agreement filed hereto as Exhibit 2.1) of Auspex Systems, Inc. (the “Company”) to Network Appliance, Inc. for a cash purchase price of $8,975,000 (the “Patent Sale”) and (2) certain assets relating to the Company’s customer service operation (the “Assets” as defined in the Asset Purchase Agreement filed hereto as Exhibit 2.2) to GlassHouse Technologies, Inc. for a cash purchase price of $280,000, the payment of certain cure costs associated with assigned contracts and the assumption of certain liabilities (the “Service Sale”) pursuant to the terms and conditions of the Asset Purchase Agreements substantially in the forms set forth hereto as Exhibits 2.1 and 2.2. It is anticipated that the Bankruptcy Court will execute orders approving the aforementioned sales within the next 10 days. The Company anticipates closing the above referenced transactions on or before June 30, 2003. The Company is continuing to assess the impact of the above mentioned sales on its creditors and equity holders.

          The foregoing descriptions of the Patent Sale and the Service Sale are qualified in their entirety by reference to the full text of the Asset Purchase Agreements governing those transactions, which are substantially in the forms set forth hereto as Exhibits 2.1 and 2.2, to this Report, respectively, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description
2.1	Form of Asset Purchase Agreement by and between the Company and Network Appliance, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

2.2	Form of Asset Purchase Agreement by and between the Company and GlassHouse Technologies, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSPEX SYSTEMS, INC.

Date: June 16, 2003	/s/ Peter Simpson

Peter Simpson Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Form of Asset Purchase Agreement by and between the Company and Network Appliance, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

2.2	Form of Asset Purchase Agreement by and between the Company and GlassHouse Technologies, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

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